Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 of Crazy Woman Creek Bancorp Incorporated (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "report"), we, Gary J. Havens, President and Chief Executive Officer, and John
B. Snyder, Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Gary J. Havens                          /s/John B. Snyder
-----------------                          -----------------
Gary J. Havens                             John B. Snyder
President and Chief Executive Officer      Vice President and Chief Financial
                                             Officer



August 14, 2002